UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2013

STEEL PARTNERS HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	0-5465	13-3727655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 520-2300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 10, 2013, Steel Partners Holdings L.P. (the “Company”), SPH Group LLC, a wholly owned subsidiary of the Company, and SP General Services LLC ("SPGS") entered into that certain Fifth Amended and Restated Management Agreement (the “Management Agreement”), effective as of May 11, 2012, to clarify the manner in which the annual incentive fee is calculated and paid to SPGS. Warren G. Lichtenstein, the Executive Chairman of Steel Partners Holdings GP Inc., the Company's general partner (the “General Partner”), is the Chief Executive Officer of SPGS. Jack L. Howard, the President of and a member of the Board of Directors of the General Partner, is the President of SPGS. James F. McCabe, Jr., the Chief Financial Officer of the General Partner, is also the Chief Financial Officer of SPGS.

The foregoing description of the Management Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Management Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

On October 10, 2013, the General Partner entered into the Fourth Amended and Restated Agreement of Limited Partnership of the Company to reflect certain clarifications, including changes consistent with the revisions to the Management Agreement, which include the creation of a new class of partnership securities.

The Fourth Amended and Restated Agreement of Limited Partnership of Steel Partners Holdings L.P. is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 10, 2013, iGo, Inc. (the “iGo”) entered into a Management Services Agreement (the “Management Services Agreement”) with SP Corporate Services LLC (“SP Corporate”), effective as of October 1, 2013. Pursuant to the Management Services Agreement, SP Corporate will provide iGo with executive and corporate services, as reported on iGo’s Current Report on Form 8-K filed October 15, 2013. SP Corporate is an indirect wholly owned subsidiary of the Company. The Company is deemed to have shared power to vote and dispose of the securities held by iGo’s largest stockholder, Steel Excel, Inc., which was the direct owner of 1,316,866 shares of iGo's common stock as of October 1, 2013, representing approximately 44.7% of iGo's outstanding shares.

The foregoing description of the Management Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Management Services Agreement, which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibits
10.1	Fifth Amended and Restated Management Agreement by and among Steel Partners Holdings L.P., SPH Group LLC and SP General Services LLC, dated as of May 11, 2012.
10.2	Fourth Amended and Restated Agreement of Limited Partnership of Steel Partners Holdings L.P. dated as of July 14, 2009.
10.3	Management Services Agreement between SP Corporate Services LLC and iGo, Inc. effective October 1, 2013.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 15, 2013	STEEL PARTNERS HOLDINGS L.P.

	By:	Steel Partners Holdings GP Inc.
Its General Partner

	By:	/s/ James F. McCabe, Jr.
James F. McCabe, Jr.
Chief Financial Officer

Exhibits

Exhibit No.	Exhibits
10.1	Fifth Amended and Restated Management Agreement by and among Steel Partners Holdings L.P., SPH Group LLC and SP General Services LLC, dated as of May 11, 2012.
10.2	Fourth Amended and Restated Agreement of Limited Partnership of Steel Partners Holdings L.P. dated as of July 14, 2009.
10.3	Management Services Agreement between SP Corporate Services LLC and iGo, Inc. effective October 1, 2013.